Exhibit 99.1

BlackRock Completes Acquisition of HPS Investment Partners

NEW YORK – July 1, 2025 – BlackRock, Inc. (NYSE: BLK) and HPS Investment Partners (HPS) today announced the successful completion of BlackRock’s acquisition of HPS.

Private credit is reshaping financial markets and the structural trends supporting its growth have accelerated the convergence of public and private markets. Financing activity is being shifted toward the capital markets, positioning asset managers to match long-dated capital with long-term investors, including insurance companies, pensions, sovereign wealth funds, wealth managers, and individuals saving for retirement.

With the addition of HPS, BlackRock is now positioned to more fully meet the accelerating client demands resulting from this shift, providing clients and borrowers access to integrated, best-in-class solutions at scale. Operating alongside BlackRock’s $3 trillion public fixed income franchise, which includes the Fundamental Fixed Income business, led by Rick Rieder, as well as the Financial Institutions Group, led by Peter Gailliot, the addition of HPS’s capabilities into a combined platform allows BlackRock to stay ahead of market evolution and client needs, as they increasingly look past traditional distinctions of “public” and “private” in accessing credit markets.

To fully capture the opportunities created by this combination, BlackRock is creating Private Financing Solutions (PFS), which will combine the firms’ market-leading private credit, GP and LP solutions, and private and liquid CLO businesses into one integrated platform.

Together, PFS will advance BlackRock’s ability to create a more seamless experience for investors and borrowers, while offering a platform that is well equipped to identify and execute on a broad array of opportunities created by this market evolution. The combined PFS team will be led by Scott Kapnick, Scot French, and Michael Patterson. HPS’s flagship strategies, including HPS Strategic Investment Partners (SIP), HPS Specialty Loan Fund (SLF), HPS Core Senior Lending Fund (CSL), and HPS Corporate Lending Fund (HLEND), and other investment strategies, will maintain their HPS branding, and the HPS business will now be known as HPS, a part of BlackRock.

•	Core to PFS will be an integrated private credit franchise with $190 billion in client assets and a platform to provide both public and private income solutions for clients.

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The GP/LP business plays an important role in helping private markets firms and investors navigate today’s market environment through capital formation and liquidity solutions. Aligning BlackRock and HPS’s existing GP/LP businesses within the PFS structure will allow the firm to deepen relationships with sponsors and investors, delivering bespoke solutions across the platform, and partnering to resolve their most pressing needs.

“BlackRock has always looked at the full breadth of our clients’ needs in everything we do. Through this combination, we are more strongly positioned to serve our clients, globally and locally, through our One BlackRock culture, with solutions that seamlessly blend public and private,” said Laurence D. Fink, BlackRock Chairman and CEO. “The creation of PFS means that we can answer far more client needs with far fewer calls, creating a comprehensive solutions provider for clients and borrowers alike. We are excited to realize the potential of this platform and thrilled to have Scott, Scot, Mike and the talented HPS team join us on this journey.”

“We are thrilled to join BlackRock and lift the HPS success story to a new level. Current opportunities in the private credit markets are enormous and successfully navigating them will require entrepreneurial drive, disciplined risk management, global reach and a powerful platform to originate the most compelling transactions. BlackRock Private Financing Solutions will deliver all these success factors to our clients, investors, shareholders and employees. We are ready and excited to hit the ground running,” said Scott Kapnick, Chief Executive Officer of HPS.

Scott Kapnick will be an observer to the BlackRock Board of Directors.

Perella Weinberg Partners LP served as lead financial advisor to BlackRock. Morgan Stanley & Co. LLC also served as financial advisor, with Skadden, Arps, Slate, Meagher & Flom LLP and Clifford Chance LLP acting as legal counsel. J.P. Morgan Securities LLC served as lead financial advisor to HPS, with Goldman Sachs & Co. LLC, BofA Securities, Inc., Deutsche Bank Securities Inc., BNP Paribas, and RBC Capital Markets acting as co-financial advisors and Fried, Frank, Harris, Shriver & Jacobson LLP serving as legal counsel.

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

About HPS Investment Partners

HPS Investment Partners, LLC is a leading global, credit-focused alternative investment firm that seeks to provide creative capital solutions and generate attractive risk-adjusted returns for our clients. We manage various strategies across the capital structure, including privately negotiated senior debt; privately negotiated junior capital solutions in debt, preferred and equity formats; liquid credit including syndicated leveraged loans, collateralized loan obligations and high yield bonds; asset-based finance and real estate. The scale and breadth of our platform offers the flexibility to invest in companies large and small, through standard or customized solutions. At our core, we share a common thread of intellectual rigor and discipline that enables us to create value for our clients, who have entrusted us with approximately $157 billion of assets under management as of March 31, 2025. For more information, please visit www.hpspartners.com.

Forward-Looking Statements

This press release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and may contain information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission reports. These risk factors and those identified elsewhere in this release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management (“AUM”); (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of recent or future acquisitions or divestitures, including the acquisitions of Global Infrastructure Management, LLC, Preqin Holding Limited and HPS Investment Partners (collectively, the “Transactions”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the Transactions; (8) the unfavorable resolution of legal proceedings; (9) the extent and timing of any share repurchases; (10) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (11) the failure to effectively manage the development and use of artificial intelligence; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) any failure to effectively manage conflicts of interest; (16) damage to BlackRock’s reputation; (17) increasing focus from stakeholders regarding environmental and social-related matters; (18) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including the Middle East conflicts, wars, global trade tensions, tariffs, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (19) climate-related risks to BlackRock’s business, products, operations and clients; (20) the ability to attract, train and retain highly qualified professionals; (21) fluctuations in the carrying value of BlackRock’s economic investments; (22) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (23) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (24) the failure by key third-party providers to fulfill their obligations to BlackRock; (25) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (26) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (27) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (28) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions.

Contacts

BlackRock Investor Relations

Caroline Rodda

212-810-3442

caroline.rodda@blackrock.com

BlackRock Media Relations

Patrick Scanlan

212-810-3622

patrick.scanlan@blackrock.com

HPS Investment Partners

Mike Geller / Josh Clarkson

646-818-9018 / 646-818-9259

mgeller@prosek.com / jclarkson@prosek.com

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